SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 20, 2008 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.                       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 20, 2008, Radio One, Inc. (the “Company) received notification (the “Notification”) from the NASDAQ Stock Market (“NASDAQ”) that for the 30 consecutive business days prior to October 16, 2008, the bid price of the Company’s Class D common stock had closed below the minimum $1.00 per share requirement for continued listing under Marketplace Rule 4450(a)(5) (the “Rule”). As such, the Company’s Class D common stock had become non-compliant with NASDAQ’s continued listing requirements.    The Notification does not affect the Class A common stock.

In the Notification, NASDAQ noted that the prior several weeks had been marked by unprecedented turmoil in domestic and world financial markets.  Given these extraordinary market conditions, NASDAQ determined to suspend enforcement of the bid price and market value of publicly held shares (“MVPHS”) requirements for all of its listed companies, including the Company, through Friday, January 16, 2009.  Consistent with market conditions and its determination, the Notification included notice that on October 16, 2008, NASDAQ had filed an immediately effective rule change with the Securities and Exchange Commission to suspend its bid price and MVPHS requirements.  The Notification noted that NASDAQ will reinstate the bid price and MVPHS rules on Monday, January 19, 2009 and the first relevant trade date under the reinstated rules will be Tuesday, January 20, 2009.

Following the reinstatement of the bid price and MVPHS rules, NASDAQ has afforded the Company 180 calendar days from January 20, 2009, or until July 20, 2009, to regain compliance with the rules.  If, at anytime before July 20, 2009, including during the suspension period, the bid price of the Company’s Class D common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, NASDAQ will provide written notification that the Company has achieved compliance with the Rule.

If the Company does not regain compliance with the Rule by July 20, 2009, NASDAQ will provide written notification that the Company’s Class D common stock  will be delisted.  At that time, the Company may appeal NASDAQ’s determination to delist the Company’s Class D common stock to a Listing Qualifications Panel.  Alternatively, the Company may apply to transfer its Class D common stock to the NASDAQ Capital Market.   If its application is approved, NASDAQ will afford the Company a second 180 calendar day compliance period in order to regain compliance while on the NASDAQ Capital Market.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include changes to the listing standards, policies and procedures of the Nasdaq National Market, fluctuations in the Company's general financial and operating results, changes in the Company's liquidity and capital resources, declines in the market price of the Company's common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. For more information about these and other risks that could affect the forward-looking statements herein, please see the Company's, annual report on Form 10-K for the year ended December 31, 2007 and other filings made with the Securities and Exchange Commission. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

ITEM 9.01.                       Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated October 22, 2008: NASDAQ Notifies Radio One, Inc. Class D Shares Fall Below Minimum Bid Price

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
October 23, 2008	Peter D. Thompson
Chief Financial Officer